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                                   EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

 The undersigned directors of Twin Disc, Incorporated hereby severally constitute Michael E. Batten and James O. Parrish , and each of them singly, true and lawful attorneys with full power to them, and each of them, singly, to sign for us and in our names as directors the Form 10-K Annual Report for the fiscal year ended June 30, 1997 pursant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and generally do all such things in our names and behalf as directors to enable Twin Disc, Incorporated to comply with the provisions of the Securities and Exchange Act of 1934 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures so they may be signed by our attorneys, or either of them, as set forth below.


 JEROME K. GREEN                                       )
 ---------------------------------------------------   )
 Jerome K. Green, Director                             )
                                                       )
                                                       )
 PAUL J. POWERS                                        )         July 25, 1997
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 Paul J. Powers, Director                              )
                                                       )
                                                       )
 RICHARD T. SAVAGE                                     )
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 Richard T. Savage, Director                           )
                                                       )
                                                       )
 DAVID L. SWIFT                                        )
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 David L. Swift, Director                              )
                                                       )
                                                       )
 STUART W. TISDALE                                     )
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 Stuart W. Tisdale, Director                           )
                                                       )
                                                       )
 DAVID R. ZIMMER                                       )
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 David R. Zimmer, Director                             )
                                                       )
                                                       )
 GEORGE E. WARDEBERG                                   )
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 George E. Wardeberg, Director                         )